                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 4, 2002



                         LITHIUM TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        1-10446              13-3411148
 ---------------------------------       -----------         ------------------
 (State or Other Jurisdiction of         (Commission           (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

             5115 Campus Drive, Plymouth Meeting, PA              19462
             ---------------------------------------            ----------
             (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (610) 940-6090
                                                           --------------


          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statement Pro Forma Information and Exhibits.

Item 7 (b) is hereby amended in its entirety.

(b) Proforma Financial Information ..................   F-15

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 14, 2003

                                   LITHIUM TECHNOLOGY CORPORATION
                                   (Registrant)

                                   By:   /s/ David J. Cade
                                         ---------------------------------------
                                         David J. Cade
                                         Chairman and Chief Executive Officer


                                   By:   /s/ Ralf Tolksdorf
                                         ---------------------------------------
                                         Ralf Tolksdorf
                                         Chief Financial Officer

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Condensed Financial Statements of Lithium Technology Corporation (LTC) and GAIA Holding B. V. (GAIA Holding), a private limited liability company incorporated under the laws of the Netherlands, give effect to the share exchange between LTC and GAIA Holding under the purchase method of accounting prescribed by SFAS 141, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Condensed Financial Statements do not purport to represent what the results of operations or financial position of LTC would actually have been if the share exchange had in fact occurred on January 1, 2001, nor do they purport to project the results of operations or financial position of LTC for any future period or as of any date, respectively. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The estimated fair values and useful lives of assets acquired and liabilities assumed are based on a management's estimates and are subject to formal valuation adjustments.

These Unaudited Pro Forma Combined Condensed Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the share exchange between LTC and GAIA Holding. The consolidated financial statements of LTC for the year ended December 31, 2001, are derived from audited consolidated financial statements and are included in Form 10-KSB filed by LTC on March 28, 2002, with the Securities and Exchange Commission. The consolidated financial statements of LTC for the nine months ended September 30, 2002, are derived from unaudited financial statements and are included in Form 10-QSB filed by LTC on November 14, 2002, with the Securities and Exchange Commission. The historical consolidated financial statements of GAIA Holding for the year ended December 31, 2001 and the nine months ended September 30, 2002, are derived from certain audited and unaudited financial statements contained in the first amended Current Report on Form 8K.

You should read the financial information in this section along with LTC's and GAIA Holding's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings.

                         Lithium Technology Corporation
              Unaudited Pro Forma Combined Condensed Balance Sheet
                             With GAIA Holding B.V.
                               September 30, 2002

                                                Lithium          GAIA           Promissory            Share
                                              Technology        Holding       Note Conversion        Exchange          Pro Forma
                                             Corporation        B.V. (G)       Adjustment (A)       Adjustments         Combined
                                             -----------        --------      ---------------       -----------         --------
ASSETS
Cash and cash equivalents                    $  20,000      $    77,000                                             $    97,000
Inventories                                         --           55,000                                                  55,000
Prepaid insurance and deferred charges         137,000          445,000                                                 582,000


              Total current assets             157,000          577,000                                                 734,000


Due from related parties                            --        2,407,000                                               2,407,000


Property and equipment, less
     accumulated depreciation                  258,000        4,292,000                           $    57,000 (B)     4,607,000


Other assets                                    21,000          143,000                                                 164,000

Goodwill                                                                                            1,965,000 (B)     1,965,000

Intangibles, less accumulated amortization                                                        $ 8,000,000 (B)     8,000,000


                                             $ 436,000      $ 7,419,000       $            -      $10,022,000       $17,877,000

                         Lithium Technology Corporation
              Unaudited Pro Forma Combined Condensed Balance Sheet
                             With GAIA Holdings B.V.
                               September 30, 2002

  LIABILITIES AND STOCKHOLDER'S
      EQUITY (DEFICIENCY)


 Accounts payable                                   $     475,000      $  668,000                                   $1,143,000
 Accrued salaries                                         201,000                                                      201,000
 Notes payable                                             65,000                                                       65,000
 Convertible promissory notes                           1,915,000                     $ (1,915,000)                          -
 Non-convertible promissory notes                         500,000                                                      500,000
 Other current liabilities and accrued expenses                           468,000                                      468,000


               Total current liabilities                3,156,000       1,136,000       (1,915,000)       -          2,377,000


 LONG-TERM LIABILITIES
 Convertible promissory notes                           3,949,000                                                    3,949,000
 Loans from financial institutions                                      1,617,000                                    1,617,000
 Subordinated loan from related party                                  20,039,000                                   20,039,000
 Silent partnership loans-related party                                 2,407,000                                    2,407,000
 Silent partner loans                                                   1,947,000                                    1,947,000


               Total long term liabilities              3,949,000      26,010,000                         -         29,959,000

                         Lithium Technology Corporation
              Unaudited Pro Forma Combined Condensed Balance Sheet
                             With GAIA Holding B.V.
                               September 30, 2002

 STOCKHOLDER'S EQUITY (DEFICIENCY)
 Preferred stock                                                                                          1,000  (C)         1,000
 Common stock                                             643,000          99,000       239,000         (99,000) (D)       882,000


 Additional paid-in capital                            70,358,000       1,557,000     1,676,000     (70,358,000) (D)     9,741,000
                                                                                                       (643,000) (D)

                                                                                                         99,000  (D)


                                                                                                      7,053,000  (B)
                                                                                                         (1,000) (C)



 Cumulative translation adjustments                                         1,000                                           1,000
 Accumulated deficit                                   (6,865,000)       (175,000)                    6,865,000  (D)     (175,000)



 Deficit accumulated during development stage         (70,805,000)    (21,209,000)                   70,805,000  (D)   (24,909,000)
                                                                                                     (3,700,000) (B)

               Total stockholder's equity
                    (deficiency)                       (6,669,000)    (19,727,000)    1,915,000      10,022,000        (14,459,000)


               Total liabilities and stockholder's
                    equity (deficiency)              $    436,000   $   7,419,000  $          -    $ 10,022,000      $  17,877,000

See accompanying notes.

                         Lithium Technology Corporation
         Unaudited Pro Forma Combined Condensed Statement of Operations
                             With GAIA Holdings B.V.
                  For the Nine Months Ended September 30, 2002

                                                      Lithium          GAIA         Promissory          Share
                                                    Technology       Holding     Note Conversion      Exchange           Pro Forma
                                                   Corporation      B. V. (G)     Adjustment(A)      Adjustments          Combined
 REVENUES:
      Development contracts and research grants    $     83,000    $   567,000                                        $    650,000


 COSTS AND EXPENSES:
      Engineering, research and development           1,314,000      1,719,000                                           3,033,000
      General and administrative                      1,183,000        785,000                                           1,968,000
      Stock based compensation expense                2,755,000        295,000                                           3,050,000
      Amortization of intangibles                                                                   $    500,000 (E)       500,000


                                                      5,252,000      2,799,000                           500,000         8,551,000


 OTHER INCOME (EXPENSE):
      Interest expense, net of interest income           (6,000)      (800,000)                                           (806,000)
      Interest expense related to beneficial
        conversion feature                          (18,714,000)                                                       (18,714,000)
      Gain on insurance recovery                         30,000                                                             30,000
                                                    (18,690,000)      (800,000)                                        (19,490,000)


 NET LOSS                                          $(23,859,000)   $(3,032,000)                     $   (500,000)     $(27,391,000)


 WEIGHTED AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                    63,922,355                     23,932,087 (F)   111,340,524 (F)   199,194,966

BASIC AND DILUTED NET LOSS PER SHARE               $      (0.37)                                                      $      (0.14)

See accompanying notes.

                         Lithium Technology Corporation
         Unaudited Pro Forma Combined Condensed Statement of Operations
                            With GAIA Holdings B. V.
                      For the Year Ended December 31, 2001

                                                     Lithium         GAIA         Promissory         Share
                                                    Technology     Holding     Note Conversion      Exchange           Pro Forma
                                                   Corporation    B. V. (G)      Adjustment(A)    Adjustments          Combined
 REVENUES:

      Development contracts and research grants    $    22,000   $   410,000                                          $    432,000


 COSTS AND EXPENSES:
      Engineering, research and development          1,060,000     2,149,000                                             3,209,000
      General and administrative                       954,000     1,075,000                                             2,029,000
      Stock based compensation expense                 469,000       326,000                                               795,000
      Intangibles expensed
      Amortization of intangibles                                                                   $    667,000 (E)       667,000
                                                     2,483,000     3,550,000                             667,000         6,700,000

 OTHER INCOME (EXPENSE):
      Interest expense, net of interest income          (7,000)   (1,058,000)                                           (1,065,000)
      Interest expense related to beneficial
        conversion feature                             (80,000)                                                            (80,000)
      Gain on sale of subsidiary                                     149,000                                               149,000
                                                       (87,000)     (909,000)                                             (996,000)


 NET LOSS                                          $(2,548,000)  $(4,049,000)                       $   (667,000)     $ (7,264,000)


 WEIGHTED AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                   51,303,305                     23,932,087 (F)    111,340,524 (F)   186,575,916

BASIC AND DILUTED NET LOSS PER SHARE               $     (0.05)                                                       $      (0.04)

See accompanying notes

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On October 4, 2002, LTC closed the Share Exchange pursuant to which LTC acquired 60% of the outstanding shares of GAIA Holding. On December 13, 2002, LTC acquired the remaining 40% of the outstanding shares of GAIA Holding in accordance with a Share Exchange Agreement dated November 25, 2002. The transaction has been accounted for as a reverse acquisition whereby the total purchase price of the share exchange has been allocated on a preliminary basis to LTC, primarily intangibles and in process research and development.

The unaudited pro forma combined condensed balance sheet as of September 30, 2002 has been prepared as if the share exchange and the other transactions had occurred on that date. The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 assumes that the share exchange and the other transactions were consummated on January 1, 2001.

The adjustments to the unaudited pro forma combined condensed financial statements for the year ended December 31, 2001 and the nine months ended September 30, 2002 are as follows:

(A) To reflect the conversion of $1,914,567 principal of LTC non-interest bearing promissory notes into 23,932,087 shares of LTC common stock.

(B) To reflect the issuance of 60,000 shares of LTC preferred stock on October 4, 2002, in connection with the share exchange, which are convertible into 66,804,314 shares of LTC common stock. Also, to reflect the issuance of 40,000 shares of LTC preferred stock on December 18, 2002, in connection with the November 25, 2002 Share Exchange Agreement, which are convertible into 44,536,210 shares of LTC common stock.

The share exchange between LTC and GAIA Holding has been accounted for as a reverse acquisition. The purchase price has been determined as a step acquisition, based on the fair market value LTC's outstanding shares at the date of the exchanges, with 84% of outstanding shares deemed acquired in the first exchange and 18% in the second exchange. There were 64,303,305 shares outstanding prior to the exchanges. The first exchange was based on the LTC closing price ($0.11) as of October 4, 2002. The October 4, 2002 date was used because there were significant modifications made to the agreement through the date of closing on October 4, 2002. The value of the shares for the second exchange ($0.09) was based on the LTC closing price on December 5, 2002 when the agreement was finalized and announced.

Estimated Purchase Price.
  First Exchange (84% of 64,303,305 shares at $0.11 per share)      $  5,942,000
  Second Exchange (16% of 64,303,305 shares at $0.09 per share)          926,000
  Fair value of LTC options and warrants                                 133,000
  Transaction cost incurred by GAIA                                       52,000
                                                                    ------------
      Total purchase price                                          $  7,053,000
                                                                    ============
Assets acquired:
  Cash                                                              $     20,000
  Prepaid and other current assets                                       137,000
  Property and equipment                                                 315,000
  Intangible assets - patents                                          8,000,000
  In-process R&D (expensed)                                            3,700,000
  Goodwill                                                             1,965,000
  Other assets                                                            21,000
                                                                    ------------
      Total assets acquired                                           14,158,000
                                                                    ------------

Liabilities assumed:
  Accounts payable                                                       475,000
  Accrued salaries                                                       201,000
  Notes payable                                                           65,000
  Promissory notes converted                                           1,915,000
  Convertible debt securities                                          4,449,000
                                                                    ------------
     Total liabilities assumed                                         7,105,000
                                                                    ------------

     Net assets acquired                                            $  7,053,000
                                                                    ============

Deferred taxes have not been recorded since deferred tax assets on net operating losses are recognizable to offset the amount of deferred tax liability recognized in purchase accounting.

(C) To reflect the issuance of 600 and 400 shares of LTC preferred shares issued in the Share Exchange.

(D) The share exchange between LTC and GAIA Holding has been accounted for as a reverse acquisition. These adjustments reflect the elimination of LTC's historical additional paid in capital, accumulated deficit and deficit accumulated during the development stage and GAIA Holding's historical common stock since GAIA Holding will be the acquirer for accounting purposes.

(E) Amortization of Intangibles using an estimated useful life of twelve years.

(F) The weighted average number of common shares outstanding and the basic and diluted net loss per share have been stated to include the conversion of $1,914,567 principal of LTC promissory notes into 23,932,087 shares of LTC common stock and the conversion of the LTC preferred stock issued in the share exchange into 111,340,524 shares of LTC common stock.

(G) Conversion rates from EUR into US Dollars of GAIA Holding for purposes of preparing the Unaudited Pro Forma Combined Financial Statements are as follows:

Balance Sheet as of September 30, 2002. (0.9882286). Operating results year ended December 31, 2001. (89541222). Operating results nine months ended September 30, 2002. (0.926).